UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

April 26, 2006

hi/fn, inc.
(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE	33-0732700
(State of Incorporation)	(IRS Employer Identification Number)

750 University Avenue Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 26, 2006, hi/fn, inc. issued a press release announcing its earnings for the second fiscal quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Press Release issued by hi/fn, inc. dated April 26, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

hi/fn, inc. by: /s/ William R. Walker —————————————— William R. Walker Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by hi/fn, inc. dated April 26, 2006